Exhibit 99.1

ENSCO

Go Beyond

# Fleet Status Report

*6 December 2016*

## ENSCO 101 Awarded Contract Extension

Ensco 101 was awarded a contract extension from the customer for work offshore Netherlands. Ensco was rated #1 in the North Sea in the most recent EnergyPoint Research customer satisfaction survey.

ENSCO 101
ENSCO 101

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America
ENSCO 8503	Semisubmersible DP	8500/10000	Available		U.S. Gulf of Mexico		Contracted to Talos from late Sep. 16 to mid Oct. 16
ENSCO 8505	Semisubmersible DP	8500/10000	-----/Deep Gulf Energy	Not Disclosed	U.S. Gulf of Mexico	Mar. 17	-----. -----. Contracted to Deep Gulf Energy from mid Nov. 16 through the completion of three wells (est. mid Mar. 17). Planned maintenance for approx. 15 days in 4Q16
ENSCO 8506	Semisubmersible DP	8500/10000	Preservation Stacking Preparations		U.S. Gulf of Mexico
ENSCO 8500	Semisubmersible DP	8500/10000	Preservation Stacked*		U.S. Gulf of Mexico
ENSCO 8501	Semisubmersible DP	8500/10000	Preservation Stacked*		U.S. Gulf of Mexico
ENSCO 8502	Semisubmersible DP	8500/10000	Preservation Stacked*		U.S. Gulf of Mexico
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	High 270s	Brazil	Jun. 18	Zero rate for approx. 10 days in 4Q16. Plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 240s	Brazil	Dec. 19	Plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments
*Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Mid 480s	Egypt	Feb. 18	-----. Plus approx. $102,000 per day amortized through Feb. 18. Plus two 1-year options at mutually agreed rates
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mid 130s	Mediterranean	Jul. 18	Rate increases to mid 190s Jan. 17 to Jul. 18. Plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	Preservation Stacking Preparations		Spain
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Preservation Stacked*		Spain
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Preservation Stacked*		Spain
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Available	See Comments	Spain
Notice of early termination for convenience received from the customer with an effective date of early Nov. 16. For the first 90 days following the effective date, the daily termination fee is equal to the operating day rate of approx. $585,000. For the remaining term through Nov. 17, the daily termination fee is equal to approx. $439,000. If the rig is contracted to a third party, the day rate revenue received is deducted from the approx. $439,000 due from the original customer through Nov. 17. Plus approx. $90,000 per day amortized Aug. 16 to Oct. 16 for mobilization and capital upgrades

Africa
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	TOTAL	High 610s	Angola	Nov. 20	Plus periodic rate increases and approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 1-year priced option
*Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Available	-----	Singapore
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Low 360s	Australia	Sep. 19	Plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Available		Singapore
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Preservation Stacked*		Singapore

Under Construction
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	1Q17
*Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce time and lower cost to reactivate the rig when market conditions improve.

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	Fieldwood/ Enven	Mid 50s	U.S. Gulf of Mexico	Feb. 17	Contracted to Fieldwood early Nov. 16 to late Dec. 16, mid 50s. Next to Enven Jan. 17 to late Jan. 17, low 60s
ENSCO 75	MLT Super 116-C	400	Apache/ Rooster	Mid 40s	U.S. Gulf of Mexico	Jan. 17	Contracted to Talos mid Jul. 16 to early Nov. 16, low 40s. Contracted to Apache early Nov. 16 to mid Dec. 16, mid 40s. Then to Rooster mid Dec. 16 to mid Jan. 17, mid 40s
ENSCO 81	MLT 116-C	350	Cold Stacked		U.S. Gulf of Mexico
ENSCO 82	MLT 116-C	300	Cold Stacked		U.S. Gulf of Mexico
ENSCO 86	MLT 82 SD-C	250	Cold Stacked		U.S. Gulf of Mexico
ENSCO 87	MLT 116-C	350	Talos	Low 40s	U.S. Gulf of Mexico	Dec. 16	Contracted to Castex mid Sep. 16 to late Nov. 16, low 50s. Contracted to Talos late Nov. 16 to mid Dec. 16
ENSCO 99	MLT 82 SD-C	250	Cold Stacked		U.S. Gulf of Mexico

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Cold Stacked		UK
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90s	Denmark	Jul. 18	Planned inspection for approx. 21 days in 4Q17
ENSCO 72	Hitachi K1025N	225	Contract Preparations		Denmark	Sep. 17	Contracted to ENGIE in the Netherlands late Jan. 17 to late Aug. 17, mid 60s
ENSCO 80	MLT 116-CE	225	ENGIE	High 130s	UK	Feb. 17	Rate decreases to mid 70s from Feb. 17 to late Feb. 17
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 90s	UK	Aug. 18	Planned inspection for approx. 23 days in 2Q17
ENSCO 100	MLT 150-88-C	350	Premier	Mid 180s	UK	Nov. 18
ENSCO 101	KFELS MOD V-A	400	ENGIE	Mid 70s	Netherlands	Oct. 17	Contracted to ENGIE late Nov. 16 to late Sep. 17. -----
ENSCO 102	KFELS MOD V-A	400	Available	-----	UK		-----. -----
ENSCO 120	ENSCO 120 Series	400	Available	-----	UK
ENSCO 121	ENSCO 120 Series	400	Wintershall	Mid 90s	Denmark	Dec. 16
ENSCO 122	ENSCO 120 Series	400	NAM	High 80s	Netherlands	Feb. 17
Zero rate for approx. 24 days in 4Q16. Rate mid 120s late Oct. 2016 to mid Nov. 2016, then high 80s mid Nov. 16 to late Jan. 17. Plus approx. $14,000 per day for mobilization amortized through Nov. 16. -----. Next to Ithaca Apr. 17 to late Aug. 17, low 100s

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Low 90s/ Low 110s	Saudi Arabia	Sep. 17
Operating rate Jan. 16 to year-end 2016, low 90s. -----. Contract rate increases to mid 110s Jan. 17, however in discussions with customer regarding day rate for 2017. Plus approx. $39,000 per day for upgrade costs and mobilization amortized through Sep. 17. Plus one 1-year priced option

ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120s/ Low 170s	Saudi Arabia	Dec. 18	Operating rate to year-end 2016, mid 120s. Contract rate increases to low 170s Jan. 17 to Dec. 18, however in discussions with customer regarding day rate for 2017
ENSCO 84	MLT 82 SD-C	250	Contract Preparations		Bahrain	Aug. 21	Contract extension with Saudi Aramco from late Dec. 16 to Aug. 21, low 70s. Contract for ENSCO 94 with Saudi Aramco transfered to rig. Planned inspection for approx. 14 days in 4Q17
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Mid 60s	Saudi Arabia	Dec. 19	-----. Plus approx. $23,000 per day for upgrade costs amortized through Nov. 16. -----. -----
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Mid 60s/ Mid 120s	Saudi Arabia	Feb. 19
Operating rate to year-end 2016, mid 60s. Contract rate increases to mid 120s Jan. 17 to Feb. 19, however in discussions with customer regarding day rate for 2017. Planned inspection for approx. 60 days in 3Q17

ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Mid 60s/ Mid 120s	Saudi Arabia	Feb. 19
Operating rate to year-end 2016, mid 60s. Contract rate increases to mid 120s Jan. 17 to Feb. 19, however in discussions with customer regarding day rate for 2017. Planned inspection for approx. 21 days in 2Q17

ENSCO 104	KFELS MOD V-B	400	NDC/ Wintershall	Mid 80s	UAE	Jan. 18
Planned inspection and maintenance for ----- approx. 30 days in 4Q16. Then assigned to Wintershall from Nov. 16 through the completion of two wells (est. Dec. 17). In discussions with the customer regarding day rate for 2017

ENSCO 110	KFELS MOD V-B	400	Available	-----	UAE
ENSCO 140	ENSCO 140 Series	340/400	Available		UAE		Daily warm stacking costs covered by the shipyard for up to two years
ENSCO 141	ENSCO 140 Series	340/400	Delivered/ Available		UAE		Rig delivered in 4Q16. Daily warm stacking costs covered by the shipyard for up to two years

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Low 170s	Angola	Jan. 18	-----. Plus $13,000 per day for mobilization amortized through Jan. 18. Plus cost adjustments

Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy/ PCPP	Mid 80s/ High 90s	Malaysia	Aug. 17	Sublet to PCPP to early Dec.16. Plus one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Cold Stacked		Malaysia
ENSCO 67	MLT 84-CE	400	Contract Preparations		Malaysia		Contracted to Pertamina in Indonesia Dec. 16 to Dec. 17, low 50s. Plus one 1-year priced option
ENSCO 105	KFELS MOD V-B	400	Cold Stacked		Singapore
ENSCO 106	KFELS MOD V-B	400	Available		Malaysia
ENSCO 107	KFELS MOD V-B	400	Chevron	High 120s	Australia	Apr. 17	Plus six 1-month options
ENSCO 108	KFELS MOD V-B	400	PTTEP	Low 160s	Thailand	Apr. 17	-----

Ensco plc Fleet Status Report 6 December 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Under Construction
ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	1Q18

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 22	Plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 22	Rate decreases to mid 50s Jan. 17 to Jan. 22. Plus cost adjustments and five 1-year options

Held for Sale
Continuing Operations
ENSCO 53	F&G L-780 Mod II-C	300	Sold				-----. Sold for scrap value. Sale price in line with net book value of rig
ENSCO 94	Hitachi 250-C	250	Available	-----	Bahrain		-----. Contract extended and transferred to ENSCO 84. -----. -----

Discontinued Operations
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked		Spain
ENSCO 90	MLT 82 SD-C	250	Cold Stacked		U.S. Gulf of Mexico

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 6 December 2016

Definitions and Disclaimers

Day Rate and Terms. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Significant zero rate estimates are reflected in the comments section for 2016 and 2017.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent or letters of award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension; repudiation; or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent or letters of award; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; our ability to realize the expected benefits from our redomestication and actual contract commencement dates; cybersecurity risks and threats; and the occurrence or threat of epidemic or pandemic diseases or any governmental response to such occurrence or threat. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.